UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

Corporate Capital Trust II

(Exact name of Registrant as specified in its charter)

Delaware	814-01108	47-1595504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Corporate Capital Trust II (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on November 6, 2019. As of August 8, 2019, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 12,302,892 shares of common stock were eligible to be voted, and 10,877,818 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals (the “Proposals”), each of which was described in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission on August 13, 2019 (the “Proxy Statement”):

•

Proposal No. 1 – the approval of the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II) with and into the Company, with the Company as the surviving company, contemplated by the Agreement and Plan of Merger, dated as of May 31, 2019 (the “Merger Agreement”), by and among FSIC II, FS Investment Corporation III (“FSIC III”), FS Investment Corporation IV (“FSIC IV”), the Company, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC (the “Advisor,” and such proposal, the “Merger Proposal”);

•

Proposal No. 2 – the approval by a non-binding, advisory vote on the issuance to all holders of FSIC II’s common stock following the closing of the mergers contemplated by the Merger Agreement on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

•

Proposal No. 3 – the approval of the deletion of Section 10.6 of the Second Amended and Restated Declaration of Trust of the Company (the “Charter”) regarding limitations on certain affiliate transactions (the “Merger Charter Amendment Proposal 1”);

•	Proposal No. 4 – the approval of the deletion of Section 12.1 of the Charter regarding limitations on roll-up transactions (the “Merger Charter Amendment Proposal 2”);

•

Proposal No. 5 – the approval of the election of the following individuals, in each case subject to the conditions set forth in the joint proxy statement/prospectus: Todd Builione, James Kropp, Mark Linsz and Thomas Morgan as trustees, each to serve for a one-year term expiring at the 2020 annual meeting of the shareholders (the “Trustee Election Proposal”); and

•

Proposal No. 6 – the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Auditor Ratification Proposal”).

The Merger Proposal was approved by the Company’s shareholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,854,093	286,684	344,997	3,392,044

The Recapitalization Transaction Advisory Proposal was also approved by the Company’s shareholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,812,903	319,717	353,154	3,392,044

The Merger Charter Amendment Proposal 1 was also approved by the Company’s shareholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,768,637	310,041	407,096	3,392,044

The Merger Charter Amendment Proposal 2 was also approved by the Company’s shareholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,693,531	364,674	427,569	3,392,044

The election or approval of the appointment of each individual named in the Trustee Election Proposal, subject in each case to the conditions set forth in the Proxy Statement, was also approved by the Company’s shareholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each trustee nominee are set forth below:

Trustee Nominee	Votes for	Votes Withheld	Broker Non- Votes
Todd Builione	7,116,277	369,497	3,392,044
James Kropp	7,121,771	364,003	3,392,044
Mark Linsz	7,113,877	371,897	3,392,044
Thomas Morgan	7,121,771	364,003	3,392,044

Todd Builione, James Kropp, Mark Linsz and Thomas Morgan have each been elected and qualified to serve for a one-year term expiring at the 2020 annual meeting of the shareholders.

The Auditor Ratification Proposal was also approved by the Company’s shareholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,480,665	116,718	280,435	0

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements with regard to future events or the future performance or operations of FSIC II, FSIC III, FSIC IV and the Company (together with FSIC II, FSIC III, FSIC IV, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite shareholder approval for the Fund Proposals (as defined below) set forth in the Proxy Statement, failure to consummate the business combination transaction involving the Funds, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, failure to realize the anticipated benefits of the business combination transaction involving the Funds, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the Funds make with the U.S. Securities and Exchange Commission (the “SEC”) and are also be contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which shareholder approval is being sought (collectively, the “Fund Proposals”). In connection with the Fund Proposals, the Funds have filed relevant materials with the SEC, including the Proxy Statement. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS

OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE FUND PROPOSALS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from FSIC II’s website, the Company’s website, FSIC III’s website or FSIC IV’s website, each at www.fsinvestments.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Capital Trust II

Date: November 6, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel